UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2016

MICROSEMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Enterprise, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(949) 380-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 11, 2016, Microsemi Corporation (“Microsemi”) issued a press release announcing certain updates relating to its proposed acquisition of PMC-Sierra, Inc. and its subsidiaries, along with an update to certain of its guidance for the first quarter of fiscal year 2016. A copy of this press release is furnished as Exhibit 99.1 to this report.

Item 7.01.	Regulation FD Disclosure.

On January 11, 2016, Microsemi issued a press release announcing certain updates relating to its proposed acquisition of PMC-Sierra, Inc. and its subsidiaries, along with an update to certain of its guidance for the first quarter of fiscal year 2016. A copy of this press release is furnished as Exhibit 99.1 to this report.

The information furnished pursuant to Items 2.02 and 7.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of Microsemi under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated January 11, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microsemi Corporation
(Registrant)

By:	/s/ John W. Hohener
John W. Hohener
Executive Vice President, Chief Financial Officer,
Treasurer and Secretary

Date: January 11, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 11, 2016.